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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 29, 1998
                                                 -------------------------------



                          HEALTHDYNE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                           0-21776                         52-1756497
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



1255 Kennestone Circle, Marietta, Georgia                       30066
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code       (770) 499-1212
                                                   -----------------------------




                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On January 29, 1998, Healthdyne Technologies, Inc. (the "Company") executed a letter agreement (the "Clarification Letter") with Respironics, Inc. ("Respironics") clarifying certain terms and provisions of the Agreement and Plan of Reorganization and related Agreement and Plan of Merger, each dated as of November 10, 1997, as amended (collectively, the "Merger Agreement"), by and among the Company, Respironics and RIGA, Inc. The Clarification Letter relating to the Merger Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

         99.1 Clarification Letter relating to Merger Agreement dated as of January 29, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Healthdyne Technologies, Inc.
                                      ----------------------------------
                                      Registrant


                                      By: /s/ M. Wayne Boylston
                                          ------------------------------
                                          M. Wayne Boylston
                                          Vice President - Finance, Chief
                                          Financial Officer and Treasurer

Date:  February 3, 1998



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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
99.1     Clarification Letter relating to Merger Agreement, dated as of January
         29, 1998.



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